Investor Presentation May 2013

FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements, as that term is defined in U.S. federal securities laws. Generally, these statements relate to our business plans or strategies, prospects, management, projections involving anticipated revenues, earnings, profitability, or other aspects of operating results, or other future developments in our affairs or the industry in which we conduct business. Forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “indicate,” “intend,” “intend to,” “plan,” “project,” “should,” “would be,” “will,” or similar expressions or the negative thereof, as well as statements that include future events, tense or dates, or are not historical or current facts as the relate to us, our business, prospects, or our management. You should not place undue reliance on any such forward-looking statements, which speak only as of the date made. These forward-looking statements include but are not limited to statements regarding our ability to successfully execute our strategy and Strategic Growth and Diversification Plan, the level and sufficiency of our current regulatory capital and equity ratios, our ability to continue to diversify the loan portfolio, efforts at deepening client relationships, increasing levels of core deposits, lowering non-performing asset levels, managing and reducing credit-related costs, increasing revenue growth and levels of earning assets, the effects of general economic and competitive conditions nationally and within our core market area, the ability to sell other real estate owned properties and mortgage loans held for sale, the sufficiency of the levels of provision for and the allowance for loan losses, amounts of loan charge-offs, levels of loan and deposit growth, interest on loans, asset yields and cost of funds, net interest income, net interest margin, non-interest income, non-interest expense, the interest rate environment, and other risk factors identified in the filings we make with the SEC. Various factors related to the items noted above could affect our financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. For further discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements, see “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, assumptions, and changes in circumstances. Forward-looking statements are not guarantees of future performance or outcomes, and actual results or events may differ materially from those included in these statements. We do not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, unanticipated events, or circumstances after the date of such statements unless required to do so under the federal securities laws. 2

Agenda  CFS Bancorp Overview  Strategic Growth & Diversification Plan  Path Forward 3

CFS Bancorp Overview

CFS Bancorp Overview  Headquartered in Munster, IN — 20 full service branch locations in Northwest IN and South Suburban Chicago — CFS Bancorp formed in 1998 — Citizens Financial Bank founded in 1934  $1.1B Total Assets at March 31, 2013  $664M Total Loans  $974M Total Deposits — 95.1% Deposit Funded — 66.8% Core Deposits — No Brokered Deposits  $113M Tangible Common Equity — 9.84% TCE Ratio — No Holding Company debt — No TruPS — No TARP  NASDAQ: CITZ  5/3/13 stock price - $9.27 (Price/TBV- 90%)  3/31/13 tangible book value/share - $10.35 5

CFS Bancorp Overview  Ongoing — NPA remediation efforts — Efficiency ratio initiatives — Focus on C&I, CRE-Owner Occupied, and Multifamily lending — Core deposit account acquisition, but core decrease due to exit of four relationships — Capital management  Discontinued / Deemphasized — Commercial participations — Commercial construction & land development loans 6

Strategic Growth & Diversification Plan

Strategic Growth & Diversification Plan  Board approved in late 2007 — Implementation commenced in 2008  Four key long-term objectives — Reduce non-performing assets — Improve efficiency ratio with revenue enhancements and cost reduction initiatives — Grow while diversifying by targeting small and mid-sized business owners for relationship banking opportunities — Expand and deepen the Company’s relationships with its clients by meeting a higher percentage of client’s financial needs 8

Investing in Talent to Drive Business Results  48 new senior and middle managers hired since 2007  4 of 5 Named Executive Officers new to Company since 2007 Daryl Pomranke President & CEO  Joined CFS in April 2007  Appointed to Board of Directors of Citizens Financial Bank in June 2009  Appointed as CEO and to the Board of Directors of CFS Bancorp, Inc. in December 2011  Previously employed by Mercantile National Bank of IN (Sold to Harris Bank)  Nearly two decades of banking experience as a CFO, COO, and Senior Lender  Started career as an auditor at KPMG Daniel Zimmer SVP & Senior Credit Officer  Joined CFS in December 2007  Previously employed by MidAmerica Bank (Sold to National City, now PNC)  Commercial Loan Credit Manager from 2006 – 2007  Assisted in structural growth of commercial loan portfolio from $1.7B to $2B prior to sale Dale Clapp EVP, Sales Management  Joined CFS in April 2008  Previously employed by Mercantile National Bank of IN (Sold to Harris Bank)  Served as SVP-Regional Sales Manager of the Business Banking Group for Indiana Jerry Weberling, CPA EVP & CFO  Joined CFS in June 2010  Previously CFO of MAF Bancorp / Mid America Bank from 1990 – 2007 (Sold to National City, now PNC)  Controller of Mid America Bank from 1984 – 1990  Auditor at KPMG from 1974 – 1984 Rebecca Rees SVP – Information Systems and Operations  Joined CFS in September 1978  Promoted to SVP – Information Systems and Operations in June 2006  Over 30 year track record of progressively increasing responsibility and experience in all aspects of banking operations 9

Performance Management Program  Power of Personal Performance (PoPP)  Primary focus on sales activities and behaviors  Utilization of balanced scorecards to track activities  Coaching sessions, check-ins, skill builders, and skip coaching  Improved outcomes with higher client and employee satisfaction 10

Awards and Recognition 11

2011 Best Place to Work and Best Bank for Customer Service 12

Strategic Growth & Diversification Plan  Execution Status — We continue to execute the plan — Reducing non-performing assets with significant progress made in the last three quarters and additional progress is expected in 2013 — Loan portfolio diversification continues — Strong core deposit growth results achieved - $21.5 million YTD 2013, or 13.7% annualized growth — Performance management system fully implemented in the sales business units and moving to the operations and support departments 13

Strategic Growth & Diversification Plan  Reduce non-performing assets  Improve efficiency ratio  Grow & diversify loan portfolio  Expand and deepen client relationships 14

Reduce Non-Performing Assets

Commercial Participation Loans 82,059 60,048 52,365 23,594 12,053 5,311 5,137 $0 $20,000 $40,000 $60,000 $80,000 $100,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 (in thousa n ds ) Commercial Construction and Land Loans 59,146 40,136 31,148 24,310 22,045 20,228 15,335 $0 $20,000 $40,000 $60,000 $80,000 $100,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 (in thousa n ds ) 16

Non-Performing Assets 13,214 24,341 30,302 27,112 10,677 7,228 6,838 17,548 33,602 37,949 49,704 54,001 43,052 41,908 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 (in thousa n ds ) Participations Direct Originations 17

Non-Performing Loans and OREO 29,600 54,701 59,009 54,492 45,587 46,275 51,850 36,567 26,933 25,048 1,162 3,242 9,242 22,324 19,091 19,429 19,223 17,447 23,347 23,698 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 (in thousa n ds ) Non-Performing Loans OREO * This represents the lowest level of Non-Performing Loans since 9/30/06. 18 *

Credit Enhancements since 2007  New Senior Credit Officer and credit team hired  New Credit Policy and underwriting standards/practices implemented in 2008  Objective attribute commercial loan underwriting matrices developed  12 seasoned C&I relationship managers hired to replace CRE lenders 19

Total Commercial Loans Outstanding As of 3/31/2013 (dollars in thousands) Pre-1/1/08 Post-1/1/08 $139,762 $302,433 20 As of 12/31/2012 (dollars in thousands) Pre-1/1/08 Post-1/1/08 $152,438 $313,395 Note: Pre-1/1/08 commercial loan portfolio balance at 12/31/07 was $506,974.

Ongoing NPA Remediation  Proactive problem asset management — Weekly review of delinquencies by Asset Management Committee — Action plan review for all loans graded watch or worse — An impairment analysis is prepared quarterly on all substandard loans > $375,000 and all loans in process of foreclosure — Loan grade review for all loans 30-days past due — All performing past due loans reviewed — Monthly management reports prepared for Board of Directors — Classified Asset Remediation Plan prepared and updated quarterly on classified assets greater than $500,000 21

NPAs for Total Loans Originated Prior to 1/1/08 30,762 57,091 67,395 67,778 56,725 40,180 37,753 $0 $20,000 $40,000 $60,000 $80,000 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 (in thousa n ds ) # of NPAs 91 128 140 127 149 160 153 NPAs for Total Loans Originated After 1/1/08 852 856 9,038 7,953 10,100 10,993 $0 $20,000 $40,000 $60,000 $80,000 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 (in thousa n ds ) # of NPAs 3 4 5 5 43 44 Origination Volume for the period = $819.0 million (Commercial - $577.4 million, Retail - $241.6 million) 22

Commercial Loan Charge-offs and OREO Writedowns By Portfolio 77.2% 22.8% Commercial Loan Charge Offs and OREO Writedowns - 2012 Pre-1/1/08 Post-1/1/08 $4,481 $1,320 93.2% 6.8% Commercial Loan Charge Offs and OREO Writedowns – 12/31/07 – 3/31/13 Pre-1/1/08 Post-1/1/08 $59,042 $4,305 (dollars in thousands) 23

Reserve Position  ALLL/NPL ratio is depressed due to partial charge-offs taken on NPLs — $9.3 million of partial charge-offs taken on $9.4 million impaired collateral dependent loans — $0.5 million of specific reserves on NPLs  NPLs are carried at 69% of unpaid principal balance  OREO is carried at 46% of original loan value 24 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 ($ in th o us a nds ) Nonperforming Loans and OREO at 3/31/13 Total NPLs Allowance Total NPLs Partial Charge-offs Taken To Date $12,024 $25,048 $25,048 $9,288 $23,698 $18,389 OREO Charge-offs and Writedowns To Date

Improve Efficiency Ratio

Revenue Enhancements  High Performance Checking Program (HPC)  Expand Mortgage Banking Activities  Increase Commercial Loan Originations in Targeted Growth Portfolios (C&I, CRE Owner Occupied, and Multifamily) 26

HPC Deposit Acquisition Marketing Program  Direct mail campaign started 2/1/12 to grow low-cost retail and business core deposits, generate additional fee income, and cross-sell opportunities  Checking account results through 03/31/13  New checking account openings are up 54% compared to the prior comparable period  Net checking account growth since inception of 3,376 accounts, or 10.2%  53% of accounts are new relationships to the Bank  65% of new accounts are in the 20-49 age group 27

Expansion of Mortgage Banking 14,868 29,736 33,526 68,618 13,926 0 5,632 15,869 52,905 11,726 $- $20,000 $40,000 $60,000 $80,000 2009 2010 2011 2012 2013 YTD ($ in thousa n ds ) 1-4 Family Loan Originations 1-4 Family Loan Sales 28 0 178 330 1,071 463 $- $500 $1,000 2009 2010 2011 2012 2013 YTD ($ in thousa n ds ) Gain on Sale of Loans

Increase in Commercial Loan Originations 89,666 78,605 63,986 83,553 95,980 8,017 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2008 2009 2010 2011 2012 2013 YTD (in thousa n ds ) C&I, CRE-Owner Occupied, and Multifamily 29

Cost Reduction Initiatives  Voluntary Early Retirement Offering in Q1-12 — $876,000 severance and early retirement expense, $1.1 million in annualized compensation and benefit savings  Banking Center and Support Staff Efficiencies — Closed Bolingbrook and Orland Park on 3/31/12 — Realigned regional structure — FTE headcount — 12/10 – 322 — 6/11 – 315 — 12/11 – 303 — 12/12 – 261 — 3/13 – 262 (19% reduction since 12/10) 30

Non-Interest Expense Drivers 343 261 2,976 1,483 4,123 2,510 250 164 655 1,077 638 714 730 133 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2007 2008 2009 2010 2011 2012 Q/E 3/31/13 (in thousa n ds ) OREO Related Expenses, Net Loan Collection Expenses 31

Non-Interest Expense Drivers (cont.) 1,284 1,091 1,907 2,283 1,385 1,039 328 643 37 545 1,375 876 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2007 2008 2009 2010 2011 2012 Q/E 3/31/13 (in thousa n ds ) Professional Fees Severance and Early Retirement Expense 32

Grow While Diversifying

Loan Portfolio Diversification $185,177 $287,522 12/31/07 C&I CRE-OO CRE-Multifamily Comm Const & Land Comm Participation CRE-NOO Retail Loans $180,592 $141,205 3/31/13 (% change since 12/31/07) $262,309 $20,472 $222,551 $159,414 (-13.9%) (-22.6%) (+45.2%) (-85.5%) 34

Targeted Growth Segments 59,501 82,489 38,602 91,649 99,030 71,630 0 20,000 40,000 60,000 80,000 100,000 120,000 C&I CRE-OO CRE-Multifamily (in thous a nd s) 12/31/07 3/31/13 54.0% 20.1% 85.6% 35

Targeted Shrinkage Segments 59,146 82,059 15,335 5,137 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 Comm Const Land Comm Participation (in thous a nd s) 12/31/07 3/31/13 -74.1% -93.7% Commercial Construction And Land Development Commercial Participations 36

Expand and Deepen Relationships

Focus on Business Relationships  Business Banking Group reorganized to drive growth — New EVP Sales Management hired in 2008 — 12 new Relationship Managers hired — Average banking industry experience of 20+ years — Expertise in C&I and Multifamily lending  Regional partnerships formed between Retail and Business Banking teams with shared goals and incentives  Focus on small and medium-sized businesses — Grow C&I, multifamily, and owner occupied CRE relationships as a share of commercial loans 38

Focus on Business Relationships  Increase business deposits to generate relationships and fund growth  IT platform provides competitive advantage in Cash Management opportunities  Proactive prospecting — Feet on the street – experienced teams in their markets — Trusted Advisor approach vs. transactional lending — Incentives are equally weighted between deposit gathering and loan production 39

Total Deposits 469 448 485 539 597 629 650 395 376 365 407 380 337 324 54.3% 54.4% 57.0% 57.0% 61.1% 65.1% 66.8% 0% 10% 20% 30% 40% 50% 60% 70% $- $100 $200 $300 $400 $500 $600 $700 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 ($ in m ill ions ) Core Deposits Certificates Core Deposit Ratio 40

Non-Municipal Business Deposits 36.3 31.1 34.1 59.7 60.6 52.3 57.6 38.7 45.1 68.3 67.3 70.0 80.6 85.3 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 ($ in m ill ions ) Non-Interest Bearing Deposits Interest-Bearing Deposits Self Funding Ratio (Non-Interest Bearing Deposits/Commercial Loans) 41

Total Borrowed Funds 111 155 96 40 40 40 40 24 18 16 13 14 11 10 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 ($ in m ill ions ) FHLB Borrowings Repos 42

Deposit Growth Reduces Reliance on Wholesale Funding 0% 20% 40% 60% 80% 100% $0 $200 $400 $600 $800 $1,000 $1,200 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 ($ in m ill ions ) Total Deposits Borrowings Deposits as a % of Total Funding 43

Deposit Growth Reduces Reliance on Higher Cost Wholesale Funding 3.17% 1.98% 1.12% 0.95% 0.77% 0.55% 0.44% 3.82% 2.65% 1.53% 1.15% 0.85% 0.65% 0.54% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 3/31/13 Core as a % of Total Deposits Cost of Deposits Cost of Funds 44

Path Forward  Continue execution of Strategic Growth & Diversification Plan  Focus on Northwest Indiana and South Suburban Chicago markets  Experienced senior management, sales, and credit teams in place  Improving reputation in our markets as Business Bankers 45

Investment Highlights  Business transformation well underway — Experienced management team in place — Executing on Strategic Growth & Diversification Plan — Asset quality improving  Significant insider ownership aligned with shareholders — NEOs & Directors: 14.1% — 401(k) Retirement Plan: 6.3%  Valuation opportunity — Trading at discount to 3/31/13 tangible book value per share of $10.35 46

Appendix

Financial Highlights

($ in millions)	2008	2009	2010	2011	2012	03/31/13
Balance Sheet						
Total Assets	$1,122	$1,082	$1,122	$1,149	$1,138	$1,146
Total Loans	750	762	733	711	692	664
Deposits	824	850	946	977	966	974
Loans / Deposits	91 %	90 %	77 %	73 %	72 %	68%
Total Equity	$112	$110	$113	$103	$112	113
Tangible Equity	112	110	113	103	112	113
Capital						
Shareholders' Equity / Total Assets	10.0 %	10.2 %	10.1 %	9.0 %	9.8 %	9.8%
Tier 1 Risk-Based Capital Ratio (Bank)	12.0	11.2	12.3	11.4	12.8	13.6
Total Risk-Based Capital Ratio (Bank)	13.2	12.4	13.3	12.7	14.1	14.9
Asset Quality						
NPLs / Total Loans	7.3 %	7.7 %	7.4 %	6.4 %	3.9 %	3.8%
NPAs / Total Assets	5.2	6.3	6.9	5.6	4.4	4.3
NCOs / Average Gross Loans (4)	2.5	1.2	0.8	3.0	0.6	0.4
ALL / Total Gross Loans	2.1	2.6	2.3	1.8	1.8	1.8
ALL / NPLs	28.4	33.0	31.5	27.3	45.2	48.0
Provision / Average Gross Loans (4)	3.5	1.7	0.5	2.3	0.6	0.3
Provision / NCOs	140.1	144.9	62.9	78.3	94.6	76.0
Texas Ratio (NPAs / (Equity + ALL))	45.5	52.6	59.0	55.9	40.5	39.1
Profitability						
Net Interest Margin	3.3 %	3.7 %	3.7 %	3.5 %	3.4 %	3.2%
Non-Interest Income / Total Revenue (1)	13.9	23.4	20.2	26.4	25.4	25.8
Efficiency Ratio (2)	76.4	81.9	83.7	87.5	80.3	77.8
Reported Net Income	$(11.3)	$(0.5)	$3.5	$(10.5)	$4.7	1.5
PTPP Earnings, as adjusted(3)	12.7	13.3	10.2	9.5	12.3	2.8
PTPP ROAE(4)	10.0 %	11.8 %	9.0 %	8.3 %	11.7 %	10.1%
PTPP ROAA(4)	1.1	1.2	0.9	0.8	1.1	1.0

(1) Total Revenue defined as Net Interest Income plus Non-Interest Income.
(2) Defined as Non-Interest Expense divided by the sum of Net Interest Income plus Non-Interest Income, excluding net gain on sales of investment securities and impairment of investment securities.
(3) PTPP - Pre-Tax, Pre-Provision. See Non-GAAP financial information on the following page.
(4) Annualized, if applicable.

CFS Bancorp, Inc.

48

Reconciliation to Non-GAAP Metrics ($ in thousands) - Year Ending December 31, - Q/E 2008 2009 2010 2011 2012 3/31/13 Income (loss) before taxes (19,968) (2,805) 4,167 (9,529) 6,357 2,090 Provision for loan losses 26,296 12,588 3,877 17,114 4,210 510 Pre-tax, pre-provision earnings 6,328 9,783 8,044 7,585 10,567 2,600 Adjustments: Net gain on sale of investments (69) (1,092) (689) (1,715) (1,509) (184) Net (gain) loss on sale of OREO (30) 9 154 (2,562) (840) (10) OREO related expenses 261 2,976 1,483 4,123 2,510 250 Loan collection expenses 655 1,077 638 714 730 133 Severance and early retirement expense - 37 545 1,375 876 - FDIC - special assessment - 495 - - - - Impairment on investment securities 4,334 - - - - - Goodwill impairment 1,185 - - - - - Total Adjustments: 6,336 3,502 2,131 1,935 1,767 189 Pre-tax, pre-provision earnings, as adjusted 12,664 13,285 10,175 9,520 12.334 2,789 49